Exhibit 10.1
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FOURTH AMENDMENT TO DISTRIBUTION AGREEMENT

This Fourth Amendment to the Distribution Agreement ("Fourth Amendment") is between Vericel Corporation ("Vericel") and Orsini Pharmaceutical Services, Inc. (“Orsini"). This Fourth Amendment is entered into as of July 25, 2018 ("Effective Date").

Whereas, Vericel and Orsini are parties to a Distribution Agreement dated May 15, 2017 (as amended, the "Agreement"), under which Vericel appointed Orsini as a specialty pharmacy distributor for Carticel® and MACI®;

Whereas, the Parties entered into the First Amendment to the Agreement effective August 10, 2017;

Whereas, the Parties entered into the Second Amendment to the Agreement effective October 13, 2017;

Whereas, the Parties entered into the Third Amendment to the Agreement effective November 14, 2017; and

Whereas, the Parties desire to modify certain terms of the Agreement, including the revision and restatement of Exhibit A;

Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to amend the Agreement as follows:

1.
Section 1.1 Distribution. Section 1.1 shall be modified to add the following at the end of the first paragraph: “A Payor is defined as a Healthcare Provider, Healthcare Facility, or insurer. The Parties agree that any cases [***] shall not be processed under the Agreement.” In addition, the second and third paragraphs of Section 1.1 shall be deleted, with the exception of the first sentence of the second paragraph which shall remain.

2.    Section 1.3 Shipment of Product. This Section shall be deleted.

3.    Section 1.5 Data. The last sentence of Section 1.5 shall be deleted.

4.	Section 2 Obligations of Vericel. This Section shall be deleted and be replaced with [Intentionally omitted].

5.	Section 7.1 Term. The first two sentences of Section 7.1 shall remain, but the last sentence of the Section shall be deleted and replaced with the following:

During the Term, Orsini shall be the exclusive pharmacy supplying the Product for the cases covered by Section 1.1 for: (i) Payors for which Orsini [***]; or (ii) where the Payor is identified as [***]. Orsini shall not enter into any agreement with a Payor covering the Product unless Vericel [***]. Unless otherwise agreed to in writing by Vericel, the minimum reimbursement amount for the Product shall be the Product’s

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]. Vericel shall review and approve any proposed material modifications to the conditions for reimbursement for the Product relating to Payors on Exhibit B and/or for the proposed addition of Payors to Exhibit B, which approval shall not be unreasonably withheld or delayed. Exhibit B will be modified from time to time in writing by the Parties as additional Payors are contracted with Orsini and approved by Vericel. Upon execution of this Fourth Amendment, Orsini shall provide to Vericel the [***]. Should a Payor request extended payment terms in excess of [***], Orsini will secure advance approval from Vericel. If Vericel refuses to approve a Payor it shall notify Orsini in writing specifying the reason for its disapproval.

6.	Exhibit A. The Parties agree that Exhibit A to the Agreement – Payment Terms and Pricing shall be deleted and replaced with the attached revised and restated Exhibit A.

7.
No Other Changes. To the extent terms in the Fourth Amendment conflict with the Agreement and/or any of the amendments to the Agreement, the terms of this Fourth Amendment shall prevail. Except as provided in this Fourth Amendment, the terms and conditions of the Agreement will continue in full force.

8.
Counterparts/Signatures. This Fourth Amendment may be executed in multiple counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of the parties need not appear on the same counterpart, and delivery of an executed counterpart signature page by facsimile or other form of electronic transmission shall be as effective as executing and delivering this Fourth Amendment in the presence of the other parties to this Fourth Amendment.

IN WITNESS WHEREOF, the parties executed this Fourth Amendment as of its Effective Date.

Vericel Corporation By: /s/ Daniel Orlando Name: Daniel Orlando Title: Chief Operating Officer Date: 25 July 2018	Orsini Pharmaceutical Services, Inc. By: /s/ Michael Fieri Name: Michael Fieri Title: President and CEO Date: 25 July 2018

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A -- PAYMENT TERMS AND PRICING

1.	Product.

Product, under this Agreement is defined as:

Product	NDC Number
MACI	69866-1030-01
MACI	69866-1030-02

2.	Orsini Counseling and Dispensing.

A.
Orsini, when acting as the dispensing specialty pharmacy for Product, shall [***]. Vericel shall provide Orsini, through its vendors or its web-based data-sharing platform (“Vericel Central”), with daily data feeds regarding cases, [***].

B.	Vericel shall, [***], arrange for Product to be shipped to Orsini so that Orsini may label and dispense the Product [***] by the surgery date. Vericel shall also be responsible [***].

C.
By [***], Orsini, in coordination with Vericel, shall use commercially reasonable efforts to determine the feasibility of dispensing from a facility near Vericel’s Cambridge, Massachusetts manufacturing facility. [***]. Orsini shall have no liability under the Agreement if it determines use of another facility is not feasible.

D.	In order to perform its specialty pharmacy services, Orsini shall take title to the Product upon receipt of the Product at its facility. [***].

3.	Claim Submittal, Contracting and Payment Coordination between Parties.

A.
The Parties agree that Orsini shall dedicate at least one full-time experienced person to the Product (“Vericel Program Manager”). The Vericel Program Manager shall work exclusively on Product cases and serve as the point of contact for Vericel and Vericel’s contractor. In consideration of the Vericel Program Manager, Vericel shall pay Orsini a fee of [***] each month. Orsini shall screen and select a candidate for the Vericel Program Manager position and present such a candidate to Vericel for approval, which shall not be unreasonably withheld. Upon hiring of the Vericel Program Manager, the fee is due the first of each month and shall be applied to such [***] service.

B.
To the extent permitted by Orsini’s Payor agreements, the Parties agree that they will work together to manage reimbursement issues regarding the Product. Orsini, working with Vericel’s contractor, shall submit claims for Products [***] of Product implantation. [***]. Orsini shall appeal or resubmit for payment all denied and otherwise rejected claims for

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

which a good faith basis exists to do so, [***] from Orsini’s receipt of such notice of denial or rejection. [***]. Orsini shall notify Vericel daily of denials or claims otherwise rejected and the reason for the denial or rejection.

C.	When reasonably determined by Vericel representatives and Orsini, Orsini will consult with Vericel and its designated representatives with [***].

D.
[***]. Orsini agrees to provide to Vericel representatives the payment history for the Product. If required for Vericel’s financial reporting purposes under generally accepted accounting principles, Orsini agrees to provide redacted portions of the relevant agreements or other payment arrangements between a Payor and Orsini to the extent allowed by the confidentiality provisions of such agreements.

4.	Payment Terms.

A.
The Payment Terms outlined in this Fourth Amendment shall apply to (i) any existing case listed on Exhibit C, and (ii) any case for which an order is accepted by Orsini in Vericel Central and for which a claim is submitted to a Payor after June 15, 2018. Other cases will be handled in accordance with the terms of the Agreement in place at the time of the claim submission.

B.
Vericel shall pay Orsini for each Product dispensed by Orsini, regardless of the Product NDC, [***] (“Dispensing Fee”). Orsini shall invoice Vericel for the Dispensing Fee weekly for claims submitted during the week, and such payment is due to Orsini [***] of Vericel’s receipt of the invoice. Vericel’s obligation to pay this fee shall survive the termination of the Agreement.

C.
The Parties agree that Vericel, in consideration of Orsini’s administrative services relating to the submission and collection of claims relating to the Product, shall pay Orsini an administrative fee [***] (“Administrative Fee”) for [***] that are Eligible Cases (as defined below). The Administrative Fee applies to [***] cases (i) listed on Exhibit C, or (ii) for which an order is accepted by Orsini in Vericel Central and for which a claim is submitted to a Payor after June 15, 2018 (collectively, “Eligible Cases”); provided, however, cases shall not be deemed Eligible Cases and will not count [***] if a Payor denies payment for an otherwise Eligible Case. Vericel shall notify Orsini at the end of each calendar quarter the number of Eligible Cases remaining [***] cases. Orsini shall be allowed to deduct from each Payor reimbursement for an Eligible Case the amount of the Administrative Fee.

D.
Within [***] of receipt of payment from a Payor related to the Product, Orsini shall remit to Vericel all reimbursements related to Products dispensed by Orsini except as provided above. The payments shall be deposited into a bank account maintained by and in the name and sole control of Vericel (the “Vericel Account”). In conjunction with each deposit, Orsini shall remit to Vericel a schedule detailing the cases for which a payment was deposited into the account including the case number and the amount deposited for each case.

E.	On a [***] basis, Orsini shall remit to Vericel a schedule which includes the gross reimbursements received [***] related to Products dispensed by Orsini, including whether

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the payments were deposited into the Vericel Account and the date of payment into the Vericel Account. Such schedule of payments shall include the case number and other identifiers agreed to by the Parties. In addition, Orsini shall provide to Vericel and its agent [***] for each reimbursed case.

F.
In addition to the remitting of payment to Vericel as set forth above, Orsini shall update, [***], the payment status of submitted cases to Vericel and its contractors through Vericel Central or other mutually agreed upon method.

G.	Subject to the terms of the Agreement, as amended, Vericel acknowledges that it retains the risk of [***].

H.
Except as provided herein, all payments (including interest payments, if any) for the Product received by Orsini during the Term and after the expiration or termination of the Agreement shall be the sole property of Vericel and shall be remitted to Vericel in accordance with the Agreement. In the event of a termination or expiration of the Agreement, Orsini shall continue to collect on claims covered by the Agreement, consistent with the terms of the Agreement, for a period [***] following the expiration or termination of the Agreement.

I.
If Vericel terminates the Agreement for any reason other than the reasons contained in Section 7.2(b)(1) of the Agreement or a failure of Orsini to submit claims for payment and/or resubmit or appeal pursuant to Paragraph 3B of this Exhibit (except that this shall not apply to the failure of Orsini to submit claims within the timelines set forth in Paragraph 3B, unless such failure is repeated and results in the denial of claims by Payors) or Paragraph 4D of this Exhibit regarding the payment to Vericel of amounts received from Payors or Orsini has not been paid an Administrative Fee on [***] by June 30, 2019, Orsini shall continue to receive the Administrative Fees associated with the unpaid cases, and the Administrative Fee on both paid and unpaid Eligible Cases shall be increased [***]. Within the earlier of thirty (30) days of the effective date of the termination or June 30, 2019, Vericel shall pay Orsini [***].

[***]:

[***]:

[***].

[***].

In the event Orsini terminates the Agreement, Vericel shall not owe any Administrative Fees on any cases implanted but not paid by the Payors as of the effective date of termination.

J.	Orsini represents and warrants that each of Orsini’s Payor agreements set forth on Exhibit B are in full force and effect and apply to the Product.

K.
If a Payor recoups any payment on a case for which Orsini has made payment to Vericel, Orsini shall notify Vericel and shall be entitled to deduct from Vericel funds a sum equal to the amount of the recoupment. If there are insufficient Vericel Funds, Orsini shall invoice

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Vericel for the amount of the recoupment and Vericel shall pay Orsini within [***] of receipt of the invoice. Vericel’s obligation under this Paragraph K shall survive the termination of the Agreement. The Parties shall discuss appealing and/or disputing the proposed recoupment with the Payor. If an appeal is successful, Orsini shall treat the payment in accordance with the terms of this Fourth Amendment.

L.
The Parties agree that fees paid hereunder are not designed nor constitute inducements for Orsini to utilize or recommend the utilization of Vericel Products under federal and/or similar state laws. Orsini shall properly disclose and otherwise comply with applicable law.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B – EXCLUSIVE PAYORS
Contract Payers for MACI

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit C – Existing Eligible Cases

Lot #
[***]